Advancing medicines. Solving problems. Improving lives. September 2024 Advancing medicines. Solving problems. Improving lives. Advancing medicines. Solving problems. Improving lives. 1 Third Quarter 2024 Earnings Supplemental Materials November 4, 2024

© 2024 Aquestive Therapeutics, Inc. 2 ® Disclaimer Certain statements in this presentation include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “may,” “will,” or the negative of those terms, and similar expressions, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the advancement and related timing of our product candidate Anaphylm (epinephrine) Sublingual Film through clinical development and approval by the U.S. Food and Drug Administration (FDA), including the timing of submission of supporting and pediatric clinical studies, holding a pre-New Drug Application (NDA) meeting with the FDA and filing the NDA for Anaphylm with the FDA; that the results of the Company’s clinical studies for Anaphylm are sufficient to support submission of the NDA for approval of Anaphylm by the FDA; that Anaphylm will be the first and only oral administration of epinephrine and accepted as an alternative to existing standards of care, if Anaphylm is approved by the FDA; the advancement and related timing of our Adrenaverse pipeline epinephrine prodrug product candidates, including AQST-108, through clinical development and FDA regulatory approval process, including holding a pre-IND meeting with the FDA for AQST-108 to support the targeted indication of alopecia areata; the potential benefits our products and product candidates could bring to patients; our cash and financial position, including with respect to our 2024 financial outlook; and business strategies, market opportunities, and other statements that are not historical facts. These forward-looking statements are based on our current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks associated with our development work, including any delays or changes to the timing, cost and success of our product development activities and clinical trials and plans, including those relating to Anaphylm (including for pediatric patients), AQST-108, and the Company's other product candidates; risks associated with the Company’s distribution work for Libervant, including any delays or changes to the timing, cost and success of Company's distribution activities and expansion of market access to patients aged two to five years for Libervant; risk of delays in advancement of the regulatory approval process through the FDA of our product candidates, including the filing of the respective NDAs, including for Anaphylm, AQST-108, Libervant for patients aged between six and eleven and other product candidates, or failure to receive FDA approval at all of any of these product candidates; risk of the Company’s ability to generate sufficient clinical data for approval of our product candidates, including with respect to our pharmacokinetics and pharmacodynamics comparability submission for FDA approval of Anaphylm; risk of the Company’s ability to address the FDA’s comments on the Company’s future clinical trials and other concerns identified in the FDA Type C meeting minutes for Anaphylm, including the risk that the FDA may require additional clinical studies for approval of Anaphylm; risk that we may not overcome the seven year orphan drug market exclusivity granted by the FDA for the approved nasal spray product of another company in the U.S. in order for Libervant to be granted U.S. market access for patients aged six years and older until the expiration of the orphan drug market exclusivity period of the nasal spray product due to expire in January 2027, or for other reasons; risk of loss of U.S. market approval of Libervant for patients aged between two and five resulting from a legal challenge relating to U.S. orphan drug market exclusivity by the owner of the approved nasal spray product with respect to the FDA’s approval for U.S. market access of Libervant for this pediatric patient population, or for other reasons; risks and uncertainties inherent in commercializing a new product (including technology risks, financial risks, market risks and implementation risks and regulatory limitations); risk of development of a sales and marketing capability for commercialization of our product Libervant and other product candidates, including Anaphylm and AQST-108; the potential impact on the value of the Company of the sale or outlicensing of our product and product candidates, including Libervant and Anaphylm and other product candidates; risk of sufficient capital and cash resources, including sufficient access to available debt and equity financing, including under our ATM facility, and revenues from operations, to satisfy all of our short-term and longer-term liquidity and cash requirements and other cash needs, at the times and in the amounts needed, including to fund commercialization activities relating to Libervant for patients between two and five years of age and to fund future clinical development and commercial activities for our product candidates, including Anaphylm, AQST-108 and Libervant for patients aged between six and eleven, should these product candidates be approved by the FDA, and for Libervant patients of six years and older upon expiration of the orphan drug marketing exclusivity period of the nasal spray product; risk that our manufacturing capabilities will be sufficient to support demand for Libervant for patients between two and five years of age and for older patients, should Libervant receive U.S. market access for these older patients, and for demand for our licensed products in the U.S. and abroad; risk of eroding market share for Suboxone® and risk as a sunsetting product, which accounts for the substantial part of our current operating revenue; risk of default of our debt instruments; risks related to the outsourcing of certain sales, marketing and other operational and staff functions to third parties; risk of the rate and degree of market acceptance in the U.S. and abroad of Libervant for epilepsy patients between two and five years of age, and for older epilepsy patients if approved for U.S. market access and after the expiration of the orphan drug market exclusivity period in January 2027; risk of the rate and degree of market acceptance in the U.S. and abroad of Libervant and Anaphylm, AQST-108 and our other product candidates, should these product candidates be approved by the FDA, and for our licensed products in the U.S. and abroad; risk of the success of any competing products including generics; risk of the size and growth of our product markets; risk of compliance with all FDA and other governmental and customer requirements for our manufacturing facilities; risks associated with intellectual property rights and infringement claims relating to our products; risk that our patent applications for our product candidates, including for Anaphylm and AQST-108, will not be timely issued, or issued at all, by the U.S. Patent and Trademark Office; risk of unexpected patent developments; risk of legislation and regulatory actions and changes in laws or regulations affecting our business including relating to our products and products candidates and product pricing, reimbursement or access therefor; risk of loss of significant customers; risks related to claims and legal proceedings against Aquestive including patent infringement, securities, business torts, investigative, product safety or efficacy and antitrust litigation matters; risk of product recalls and withdrawals; risks related to any disruptions in our information technology networks and systems, including the impact of cybersecurity attacks; risk of increased cybersecurity attacks and data accessibility disruptions due to remote working arrangements; risk of adverse developments affecting the financial services industry; risks related to inflation and rising interest rates; risks related to the impact of the COVID-19 global pandemic and other pandemic diseases on our business, including with respect to our clinical trials and the site initiation, patient enrollment and timing and adequacy of those clinical trials, regulatory submissions and regulatory reviews and approvals of our product candidates, availability of pharmaceutical ingredients and other raw materials used in our products and product candidates, supply chain, manufacture and distribution of our products and product candidates; risks and uncertainties related to general economic, political (including the Ukraine and Israel wars and other acts of war and terrorism), business, industry, regulatory, financial and market conditions and other unusual items; and other uncertainties affecting us. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these statements. These factors include the matters discussed and referenced in the risk factors of the Company’s 2023 Annual Report on Form 10-K and our other Quarterly Reports on Form 10-Q and in our Current Reports on Form 8-K and our other filings with the U.S. Securities and Exchange Commission. Given these uncertainties, you should not place undue reliance on these forward-looking statements, which speak only as the date made. All subsequent forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. All subsequent forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by this cautionary statement. The Company assumes no obligation to update forward-looking statements or outlook or guidance after the date of this presentation whether as a result of new information, future events or otherwise, except as may be required by applicable law.

3 Q3 2024 earnings key messages • Anaphylm (epinephrine) Sublingual Film • Positive topline results - Oral Allergy Syndrome challenge study (referred to as OASIS) • Pre-NDA meeting scheduled for Q4 2024 • Anticipate commencement of the single-dose pediatric study immediately following the pre-NDA meeting • Plan to complete the NDA submission in Q1 2025 • Libervant® (diazepam) Buccal Film for patients ages two to five years old • Currently have a twelve-person national sales team in place • Available through retail distribution as of October 2024 • For Medicaid patients, Libervant for patients ages two to five years old is reimbursable in all states • Commercial patient access to Libervant for patients ages two to five years old continues to improve based on health plan reviews and PBM agreements • AQST-108 (epinephrine) Topical Gel • Target indication is alopecia areata • Pre-IND meeting with the FDA scheduled for Q4 2024 • Planning to initiate a Phase 2a study in Q2 2025 after gaining alignment with the FDA • Strengthened the Balance Sheet Extending Cash Runway into 2026 • Finished Q3 2024 with a cash balance of approximately $78 million

4 Positioned for a strong finish in 2024 ● Announced positive topline data from Anaphylm self- administration study ● Began enrollment of the OASIS study August ● Continued to expand market access for Libervant ages 2-5 for both commercial and CMS patients July ● Submitted request for pre- NDA meeting for Anaphylm ● Completed enrollment for the OASIS study ● Hosted an Investor Day and announced target indication of alopecia areata for AQST- 108 (epinephrine) topical gel September

5 Milestones AQST – 108 Libervant® (ages 2-5) Q3 2024 Q4 2024 Q1 2025 Q2 2025 AQST-108 Pre-IND Meeting AQST-108 Phase 2a Study Initiation Investor Day – held on September 27 AnaphlymTM Pre-NDA Meeting with FDA OAS Study Topline - Completed Expand Sales Coverage NDA Submission Pediatric Study Expand Market Access Open IND

Anaphylm Program Update 6

7 Anaphylm program update and next steps • Completed OASIS study • Full topline clinical data released and available on the Aquestive website (https://investors.aquestive.com/events-and-presentations) • Additional analysis provided on subjects with edema or oral swelling • All planned adult studies now completed • Plan to commence pediatric study, pending FDA alignment on protocol, immediately following the pre-NDA meeting with the FDA • Pre-NDA meeting with FDA scheduled for Q4 2024

8 OASIS study – symptomatic oral edema has no impact on Anaphylm’s pharmacokinetics (PK) performance¹ Anaphylm administered with and without allergen challenge: • Remains above the Adrenalin manual intramuscular (Manual IM) out to 45 minutes • Has similar PK profiles • Demonstrates consistent median time to peak drug concentration (Tmax) 1. Aquestive Therapeutics data on file. Single dose (n=7) for subjects with reported oral edema compared to the same subjects without the allergen challenge

Planned pediatric study[1]

Study Design

Single dose, single treatment, multi-center, parallel design study in pediatric patients ages 7-17 (weight ≥ 30kg) at heightened risk of anaphylaxis (n=18-24)

Endpoints

Pharmacokinetics (PK), pharmacodynamics (PD), and treatment-emergent adverse events (TEAEs)

Anaphylm single dose administration by healthcare provider

1. Study design pending FDA alignment on protocol.

9

Aquestive

AQST-108 Program Update 10

AQST-108 planned Phase 2a clinical study for alopecia areata[1]

A Phase 2a, multi-center, double-blind, dose-response, adaptive study to evaluate the safety and efficacy of AQST-108 in mild to moderate alopecia areata patients

Phase 2a Study Design
• 24-48 subjects, 4 doses • 12 – 24 weeks[2] • **Change from baseline ≥10% in Severity of Alopecia Tool (SALT) score at Week 12** • Trichoscopy evaluations and labs at baseline

Phase 2a Study Objectives:

- Assess the safety and efficacy of AQST-108 in alopecia areata patients following 12 weeks of treatment as determined by change from baseline ≥10% in SALT score at week 12

1. Plan on commencing study after alignment with the FDA. 2. Interim data available after 12 weeks and primary endpoint data expected to be available at 24 weeks.

11

Aquestive®

Libervant® Launch Update 12

13 Libervant prescriptions for patients two to five years of age are increasing as patient access and sales force expands • Libervant launch continues to expand and remains on target • Prescriptions average 1.8 cartons per prescription¹ • Sales force active and sized to cover 2,300 healthcare prescribers (HCPs) • Full national retail distribution in place since October 1, 2024 1. Aquestive Therapeutics data on file.

14 Payer coverage and market access continues to expand ● Medicaid reimbursable in all states with clinically appropriate edits (e.g., age) ● Negotiations continue with commercial pharmacy benefit manager companies (PBMs – agreements completed with 2 of the top 3 PBMs for Libervant patients 2-5 ● Commercial health plans have begun adding coverage for Libervant patients 2-5 ● Full retail distribution for Libervant patients 2-5 in place ● Libervant for patients 2-5 stocked at 70 regional wholesaler distribution centers across the U.S. for retail pharmacy access Market Access – Payer Coverage Market Access – Distribution

Financial Results 15

16 Cash position significantly improved following equity raise in Q1 2024 23.9 95.2 89.9 77.9 0 20 40 60 80 100 120 Q4 23 Q1 24 Q2 24 Q3 24 U S D ( M ill io n s ) Ending Cash Balance by Quarter

17 EBITDA excluding research and development expenses¹ (4.6) (5.1) (0.5) 0.1 1.7 (0.1) (1.4) 5.6 -1.6 (6.0) (5.0) (4.0) (3.0) (2.0) (1.0) 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 U S D ( m il li o n s ) Non-GAAP Adjusted EBITDA Excluding Adjusted R&D Expenses by Quarter 1. Excludes R&D pipeline investments in Anaphylm and AQST-108; includes commercial investments in Anaphylm and Libervant.

18 42,182 47,041 41,097 36,863 33,458 47,953 46,241 45,328 42,516 34,418 43,818 0 10,000 20,000 30,000 40,000 50,000 60,000 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 D O S E S S H IP P E D ( 0 0 0 ’S ) QUARTER Doses Shipped by Quarter Manufacturing operations continue to generate cash flow

19 Current full year guidance 2024 Outlook • Total revenues of approximately $57 to $60 million • Non-GAAP adjusted EBITDA loss of approximately $20 to $23 million

Thank You 20